UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

OCUGEN, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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263 Great Valley Parkway

Malvern, PA 19355
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON March 16, 2021

February 22, 2021

Dear Stockholder:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Ocugen, Inc., a Delaware corporation (the “Company”), which will be held virtually via live audio webcast on March 16, 2021, at 11:00 a.m. Eastern Time for the following purposes:

•	to adopt and approve an amendment to our Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200 million to 295 million; and
•	to approve of the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposal.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and Special Meeting Proxy Statement (the “Proxy Statement”).

The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021SM, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend. The Notice and Proxy Statement will serve as your guide to the business to be conducted at the Special Meeting and provide detail on the virtual meeting format. As always, we encourage you to vote your shares prior to the meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. Please refer to the section entitled “How Your Shares Will Be Voted” beginning on page 8 of the Proxy Statement for a description of how to vote in advance of the Special Meeting. If you have any questions with respect to voting, please email our Chief Financial Officer and Corporate Secretary, Sanjay Subramanian, at IR@ocugen.com.

Sincerely,

/s/ Shankar Musunuri
Shankar Musunuri, Ph.D., MBA
Chairman of the Board and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Ocugen, Inc., a Delaware corporation (the “Company”), which will be held virtually via live audio webcast on March 16, 2021, at 11:00 a.m. Eastern Time.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. In light of the ongoing COVID-19 outbreak, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2021SM. You will also be able to vote your shares electronically at the Special Meeting.

At the Special Meeting, stockholders will vote:

•	to adopt and approve an amendment to our Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200 million to 295 million (the “Authorized Shares Amendment Proposal”); and
•	to approve the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the Authorized Shares Amendment Proposal.

Stockholders will also transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

MEETING INFORMATION:

Date:	March 16, 2021

Time:	11:00 a.m. Eastern Time

Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021SM, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	February 11, 2021

Your vote matters. Whether or not you plan to attend the Special Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

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By Order of the Board of Directors

/s/ Sanjay Subramanian
Sanjay Subramanian
Chief Financial Officer and Corporate Secretary

February 22, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This proxy statement and the proxy card are being mailed to our stockholders on or about February 22, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice of Special Meeting and Proxy Statement is available to holders of our common stock at www.Proxyvote.com.

Notice of Special Meeting of Stockholders and Proxy Statement | 3

SUMMARY INFORMATION

To assist you in reviewing the proposal to be considered at the Special Meeting, we call your attention to the following proxy summary. This is only a summary; please review this Notice of Special Meeting and Proxy Statement in full.

General Meeting Information

Date:	March 16, 2021
Time:	11:00 a.m. Eastern Time
Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2021SM, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	February 11, 2021

Voting Matters and Voting Recommendations

Proposal	For More Information	Board of Directors Recommendation
Item 1: Approval and Adoption of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 200 million to 295 million (the “Authorized Shares Amendment Proposal”)	Page 12	✓ FOR
Item 2: Approval of the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the Authorized Shares Amendment Proposal	Page 14	✓ FOR

Increase to Authorized Number of Shares of Common Stock

The Board has approved an amendment to our Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the number of authorized shares of common stock from 200 million to 295 million. The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares.

In addition to the 188,034,475 shares of our common stock outstanding on February 11, 2021, we have also reserved 9,200,372 shares for issuance upon the exercise of outstanding stock options, 870,017 shares for issuance upon the exercise of outstanding warrants, and 56 shares for issuance upon the conversion of outstanding shares of preferred stock, and there are 1,895,080 shares available for issuance pursuant to our equity incentive plans. The Board is recommending the proposed increase in the authorized number of shares of common stock to provide us with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes.

Pursuant to the law of our state of incorporation, Delaware, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for adoption and approval. Accordingly, the Board is requesting your proxy to vote “FOR” the Authorized Shares Amendment proposal.

Notice of Special Meeting of Stockholders and Proxy Statement | 4

SUMMARY INFORMATION (Continued)

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.

Notice of Special Meeting of Stockholders and Proxy Statement | 5

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Ocugen, Inc. in connection with the solicitation by our Board of proxies to be voted at a Special Meeting of Stockholders and at any postponements or adjournments thereof. The Special Meeting will be held virtually via live webcast on March 16, 2021, at 11:00 a.m. Eastern Time.

This proxy statement and the enclosed proxy card are first being MAILED to our stockholders on or about FEBRUARY 22, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming SPECIAL Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available to holders of our common stock at www.Proxyvote.com.

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SUMMARY INFORMATION

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Special Meeting and at any adjournment or postponement thereof. This proxy statement contains information on these matters to assist you in voting your shares.

This proxy statement and the proxy card are first being mailed to our stockholders on or about February 22, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our 2019 Annual Report on Form 10-K are available to holders of our common stock at www.proxyvote.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on February 11, 2021 (the “Record Date”), are entitled to receive the Notice and to vote their shares at the Special Meeting. As of the Record Date, 188,034,475 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

ATTENDING THE SPECIAL MEETING

We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/OCGN2021SM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OCGN2021SM.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OCGN2021SM on the day of the Special Meetings.

•	The webcast will start on March 16, 2021, at 11:00 a.m. Eastern Time.

•	You will need your 16-digit control number to enter the Special Meeting.

•	Stockholders may submit questions while attending the Special Meeting via the Internet.

•	Webcast replay of the Special Meeting will be available until March 16, 2022.

To attend and participate in the Special Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

During the virtual Special Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/OCGN2021SM. We will respond to as many inquiries at the virtual Special Meeting as time allows.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting website log-in page.

VOTING METHODS

You may vote at the Special Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each proposal. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•	Vote over the Internet at www.proxyvote.com or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet at www.proxyvote.com or by telephone after 11:59 p.m., Eastern Time, on March 15, 2021.

•	Sign a new proxy card and submit it by mail, which must be received no later than March 15, 2021. Only your latest dated proxy card will be counted.

•	Attend the Special Meeting at www.virtualshareholdermeeting.com/OCGN2021SM and vote online during the live audio webcast. Attending the Special Meeting will not by itself revoke a previously granted proxy.

•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet at www.proxyvote.com is 11:59 PM Eastern Time on March 15, 2021. If you are a registered stockholder and attend the meeting, you may also vote online during the Special Meeting at www.virtualshareholdermeeting.com/OCGN2021SM.

BROKER VOTING AND VOTES REQUIRED FOR THE SPECIAL MEETING PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to the proposal:

Notice of Special Meeting of Stockholders and Proxy Statement | 8

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Approval and Adoption of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock	Majority of the shares outstanding as of the record date	Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal	Yes
Item 2: Approval of the Adjournment of the Special Meeting to the Extent There Are Insufficient Votes at the Special Meeting to Approve the Authorized Shares Amendment Proposal	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Special Meeting. A quorum consists of the presence at the meeting either online during the live audio webcast or represented by proxy of the holders of a majority of the voting power of our outstanding shares of common stock entitled to vote generally in the election of directors. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have retained Innisfree M&A Incorporated to assist in the soliciation of proxies on behalf of the Board for a fee of $10,000 plus reimbursement of reasonable expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of January 31, 2021 by (a) each named executive officer of the Company, (b) each director, and (c) all executive officers and directors as a group. As of January 31, 2021, there were no persons known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

The percentage of common stock outstanding is based on 184,047,475 shares of our common stock outstanding as of January 31, 2021. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of January 31, 2021 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Named Executive Officers and Directors
Shankar Musunuri, Ph.D., MBA (1)	2,186,363	1.19%
Daniel Jorgensen, M.D., M.P.H., MBA	—	*
Rasappa Arumugham, Ph.D. (2)	77,712	*
Sanjay Subramanian (3)	53,581	*
Ramesh Kumar, Ph.D. (4)	31,500	*
Junge Zhang, Ph.D. (5)	1,208,404	*
Uday Kompella, Ph.D. (6)	1,469,135	*
Manish Potti (7)	252,793	*
Kirsten Castillo (8)	102,000	*
Prabhavathi Fernandes, Ph.D. (9)	27,000	*
Suha Taspolatoglu, M.D. (10)	794,248	*
All executive officers and directors as a group (12 persons) (11)	6,286,118	3.40%
*	Less than 1%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)	Consists of (i) 406,000 shares of common stock; 7,191 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021; and 397,468 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021 held by Dr. Musunuri; and (ii) 1,375,299 shares of common stock and 405 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021, in each case held by KVM Holdings LLC. Dr. Musunuri is a member and officer of KVM Holdings, LLC and has voting and investment power over the shares held by KVM Holdings, LLC.

(2)	Consists of 77,712 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2021.

(3)	Consists of 45,591 shares of common stock and 7,990 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2021.

(4)	Consists of 31,500 shares of common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2021.

(5)	Consists of (i) 818,578 shares of common stock and 31,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021 held by Mr. Zhang; and (ii) 212,853 shares of common stock and 145,473 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021 held by Gupiao Trust. Mr. Zhang is the beneficiary of Gupiao Trust has voting and investment power over securities held by Gupiao Trust.

(6)	Consists of (i) 950,674 shares of common stock, 354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021 and 38,691 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021 held by Dr. Kompella; and (ii) 479,416 shares of common stock held by Kompella LLC. Dr. Kompella has voting and investment power over the shares of common stock held by Kompella LLC.

(7)	Consists of (i) 31,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021 held by Mr. Potti; and (ii) 123,429 shares of common stock and 97,864 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021, in each case held by Scotland Parkway LLC. Mr. Potti is a managing member of Scotland Parkway LLC and has voting and investment power over securities held by Scotland Parkway LLC.

(8)	Consists of (i) 75,000 shares of common stock and (ii) 27,000 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2021.

(9)	Consists of 27,000 shares issuable pursuant to stock options exercisable within 60 days of January 31, 2021.

(10)	Consists of (i) 31,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021 held by Dr. Taspolatogula; and (ii) 742,905 shares of common stock and 19,843 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021, in each case held by Abdi Ibrahim Uluslararası İlaç Yatırımları Sanayi ve Ticaret A.Ş. (“Abdi”). Dr. Taspolatogula is the Chief Executive Officer of Abdi and has voting and investment power over securities held by Abdi.

(11)	Consists of (i) 5,229,745 shares of common stock, 271,130 shares of common stock issuable upon exercise of warrants exercisable within 60 days of January 31, 2021, and 785,243 shares of common stock issuable upon exercise of stock options exercisable within 60 days of January 31, 2021.

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ITEMS TO BE VOTED ON

ITEM 1: the AUTHORIZED SHAREs AMENDMENT proposal

General

The Board has approved an amendment to our Certificate of Incorporation (the “Authorized Shares Amendment”), to increase the number of authorized shares of common stock from 200 million to 295 million. The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10 million shares of preferred stock. The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment is attached to this Proxy Statement as Appendix A. However, the text of the Authorized Shares Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the proposed amendment of the Certificate of Incorporation.

Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares. Adoption of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent that any additional shares of common stock are ultimately issued out of the increase in authorized shares proposed in the Authorized Shares Amendment.

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.

Purposes and Effects of the Authorized Shares Amendment

Currently, we are authorized to issue up to a total of 200 million shares of common stock. On the Record Date, there were 188,034,475 shares of our common stock outstanding, warrants to purchase 870,017 shares of our common stock issued and outstanding (with a weighted average exercise price of $5.67), options to purchase 9,200,372 shares of our common stock issued and outstanding under our equity incentive plans (with a weighted average exercise price of $1.36), an aggregate of 1,895,080 shares available for issuance pursuant to the our equity incentive plans and 56 shares of our common stock issuable upon conversion of our Preferred Stock. This leaves no shares of our authorized common stock available for future issuance.

The Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the Authorized Shares Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting. Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and the approval of the Authorized Shares Amendment would ensure that there is no lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities.

The proposed Authorized Shares Amendment will not, by itself, have an immediate dilutive effect on our current stockholders. However, if the Authorized Shares Amendment is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes. The future issuance of additional shares of common stock or securities convertible into our common stock, may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.

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ITEMS TO BE VOTED ON (CONTINUED)

Potential Anti-Takeover Effect

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposal discussed herein, that may be used as an anti-takeover mechanism. An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders. Although the Authorized Shares Amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Shares Amendment could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

Vote Required

Under Delaware law, the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting is required to adopt and approve the amendment to our Certificate of Incorporation to effect the increase in the number of authorized shares of common stock. Because adoption and approval of the Authorized Shares Amendment requires a majority of the outstanding shares, an abstention with respect to the Authorized Shares Amendment proposal will have the same effect as a vote “Against” the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AUTHORIZED SHARES AMENDMENT PROPOSAL.

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ITEMS TO BE VOTED ON (CONTINUED)

ITEM 2: approval of the adjournment of the special meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Authorized Shares Amendment Proposal are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Vote Required

Pursuant to the Amended and Restated Bylaws of the Company, the affirmative vote of a majority of voting power of the outstanding shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting is required to approve the adjournment of the Special Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Item 2. Broker non-votes, if any, will not be counted as votes cast and will not affect the outcome of this Item 2. Because approval of the adjournment of the Special Meeting requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Special Meeting, an abstention with respect to the approval of the adjournment of the special meeting will have the same effect as a vote “Against” the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING.

Notice of Special Meeting of Stockholders and Proxy Statement | 14

ITEMS TO BE VOTED ON

OTHER MATTERS

The Special Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Special Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Special Meeting and that are not known to our Board at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF Director NOminations and StockHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order to be considered for inclusion in the proxy statement for our 2021 Annual Meeting of Stockholders, Stockholders interested in submitting a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in our proxy materials, stockholder director nominations or proposals must be received at our principal executive offices no later than the close of business on July 2, 2021, which is the 120th day prior to the first anniversary we released the Proxy Statement to our stockholders for the 2020 Annual Meeting. To be included in our proxy materials, your director nomination or proposal must also comply with our Bylaws and Rule 14a-8 promulgated under the Exchange Act. If we change the date of the 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of the 2020 Annual Meeting, stockholder nominations or proposals must be received a reasonable time before we begin to make available the proxy materials for the 2021 Annual Meeting in order to be considered for inclusion in our Proxy Statement. Such proposals should be sent to Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.

Alternatively, stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than August 16, 2021, which is the 75th day prior to the first anniversary of the date we released the Proxy Statement to our stockholders for the 2020 Annual Meeting, and no later than September 15, 2021, which is the 45th day prior to the first anniversary of the date we released the Proxy Statement to our stockholders for the 2020 Annual Meeting. However, if we change the date of our 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of the 2020 Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2021 Annual Meeting of Stockholders and (b) the 10th day following the day we first publicly announce the date of our 2021 Annual Meeting of Stockholders. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2020 Annual Meeting of Stockholders. Such nominations or proposals should be sent to Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Ocugen, Inc., 263 Great Valley Parkway, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Notice of Special Meeting of Stockholders and Proxy Statement | 15

OTHER INFORMATION (CONTINUED)

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. Our proxy statement for the Special Meeting and, in compliance with securities rules, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (together, the “Proxy Materials”) were mailed on February 22, 2021. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the Proxy Materials, as well as providing access to those Proxy Materials on a publicly accessible website. The Proxy Materials are available to holders of our common stock at www.proxyvote.com.

Notice of Special Meeting of Stockholders and Proxy Statement | 16

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

OCUGEN, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Ocugen, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The name of the Corporation is Ocugen, Inc.

2. That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) setting forth an amendment to the Sixth Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved the proposed amendment in accordance with Section 242 of the DGCL. The amendment amends the Sixth Amended and Restated Certificate of Incorporation as follows:

3. The Sixth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amended by amending and restating Article IV, Paragraph A in its entirety as follows:

“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is three hundred five million (305,000,000), consisting of two hundred ninety-five million (295,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

4. This Certificate of Amendment shall become effective on _______, 20__ at 12:01 a.m. Eastern Time.

5. Except as set forth in this Certificate of Amendment, the Sixth Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

IN WITNESS WHEREOF, Ocugen, Inc. has caused this Certificate to be executed by its duly authorized officer on this _____ day of _____________, 2021.

OCUGEN, INC.

By:
Name:	Shankar Musunuri
Title:	Chief Executive Officer and Chairman

Notice of Special Meeting of Stockholders and Proxy Statement | 17

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on March 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to wwww.virtualshareholdermeeting.com/OCGN2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on March 15, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.OCUGEN, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To adopt and approve an amendment to the Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200 million to 295 million (the "Authorized Shares Amendment Proposal"); and 2. To approve the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the Authorized Shares Amendment Proposal. NOTE: At their discretion, the proxies are authorized to vote on any other business brought before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement, Stockholder Letter is/are available at www.proxyvote.comOCUGEN, INC. Special Meeting of Stockholders March 16, 2021 11:00 AM EDT This proxy is solicited by the Board of Directors The stockholders hereby appoint Shankar Musunuri and Sanjay Subramanian, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OCUGEN, INC. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM EDT on March 16, 2021, virtually at wwww.virtualshareholdermeeting.com/OCGN2021SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side